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                                                                   Exhibit 25.2
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

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                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                  A TRUSTEE PURSUANT TO SECTION 305(b)(2) [_]

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                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)

              New York                                 13-4994650
       (State of incorporation                      (I.R.S. employer
       if not a national bank)                     identification No.)


           270 Park Avenue                                10017
         New York, New York                            (Zip Code)
   (Address of principal executive
              offices)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

                         PENNZOIL-QUAKER STATE COMPANY
              (Exact name of obligor as specified in its charter)

                         See Table of Guarantors Below

              Delaware                                 76-0200625
   (State or other jurisdiction of                  (I.R.S. employer
   incorporation or organization)                  identification No.)


    Pennzoil Place, P.O. Box 2967                      77252-2967
           Houston, Texas                              (Zip Code)
   (Address of principal executive
              offices)

             Guarantees Relating to the 10% Senior Notes due 2008
                      (Title of the indenture securities)

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                              TABLE OF GUARANTORS

                                                          Address, Including
                                                             Zip Code, and
                                                           Telephone Number,
                                                         Including Area Code,
                              State or Other     IRS              of
                              Jurisdiction of  Employer  Guarantor's Principal
            Name               Incorporation    ID No.     Executive Offices
            ----              --------------- ---------- ---------------------
Blue Coral, Inc.                 Delaware     34-1263041            *
Jiffy Lube International,
 Inc.                            Delaware     22-2806458            *
Jiffy Lube International of
 Maryland, Inc.                  Maryland     52-1462657            *
Medo Industries, Inc.            New York     11-2291040            *
Pennzoil-Quaker State Canada
 Holding Company                 Delaware     76-0573245            *
Pennzoil-Quaker State
 International Corporation       Delaware     76-0625809            *
Q Lube, Inc.                     Delaware     52-1422362            *

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* Addresses and telephone numbers of principal executive offices are the same as those of Pennzoil-Quaker State Company.

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                                    GENERAL

Item 1. General Information.

   Furnish the following information as to the trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

     New York State Banking Department, State House, Albany, New York 12110.

     Board of Governors of the Federal Reserve System, Washington, D.C.,
  20551.

     Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

     Federal Deposit Insurance Corporation, Washington, D.C., 20429.

   (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

Item 2. Affiliations with the Obligor and Guarantors.

   If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

     None.

Items 3 through 15, inclusive, are not applicable by virtue of T-1 General Instruction B.

Item 16. List of Exhibits

   List below all exhibits filed as a part of this Statement of Eligibility.

   1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

   2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

   3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

   4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

   5. Not applicable.

   6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

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   7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority (see Exhibit 7 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

   8. Not applicable.

   9. Not applicable.

                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 20th day of March, 2002.

                                          JPMORGAN CHASE BANK

                                                /s/ Letha Glover
                                          By: _________________________________
                                                      Letha Glover
                                            Vice President and Trust Officer

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